SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                October 13, 2003
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5: Other Events

     On October 10, 2003 the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference. The press release relates to an announcement by Registrant that it has entered into a new agreement with Wyman-Gordon Company.

Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

            Item No.   Exhibit List
            --------   --------------------------------------------------------

            99.1       Press Release dated October 10, 2003 issued by Registrant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               TITANIUM METALS CORPORATION
                               (Registrant)




                               By: /s/ Matthew O'Leary
                                   ----------------------------------------
                                    Matthew O'Leary
                                    Corporate Attorney and Assistant Secretary


Date: October 13, 2003

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE


FOR IMMEDIATE RELEASE:                              CONTACT:

Titanium Metals Corporation                         Bruce P. Inglis
1999 Broadway, Suite 4300                           Vice President - Finance and
Denver, Colorado 80202                                 Corporate Controller
                                                    (303) 291-2996


                  TIMET AND WYMAN-GORDON ENTER INTO AGREEMENTS


     DENVER,  COLORADO.  . .October 10, 2003. . . . Titanium Metals  Corporation
("TIMET") (NYSE: TIE) and Wyman-Gordon Company ("Wyman") have agreed to terminate the 1998 purchase and sale agreement associated with the formation of the titanium castings joint venture previously owned by the two parties. TIMET has agreed to pay Wyman a total of $6.8 million in three quarterly installments in connection with this termination, including the termination of certain preferential purchase terms connected with the prior joint venture transaction. TIMET will record a one-time charge for this payment in its third quarter ended September 30, 2003.

     TIMET and Wyman have replaced the previous 1998 agreement with a new long-term purchase and sale agreement covering the sale of TIMET products to various Wyman locations through 2008. Wyman is a 100%-owned subsidiary of Precision Castparts Corp. ("PCC") (NYSE: PCP). Sales to PCC represented approximately 9% of TIMET's sales revenue in 2002, and TIMET expects the new agreement to improve its plant operating rates.

     Wyman, headquartered in North Grafton, Massachusetts, is the global leader in the design, manufacture, assembly, and integration of complex metal components and products. PCC, headquartered in Portland, Oregon, is a worldwide, diversified manufacturer of complex metal components and products. Information on Wyman and PCC is available on the internet at www.wymangordon.com and www.precast.com, respectively.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the internet at www.timet.com.

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